THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of December 21, 1999, is by and between Health Risk Management, Inc., a corporation organized under the laws of the State of Minnesota (the "Borrower"), and U.S. Bank National Association, a national banking association (the "Bank").

                                    RECITALS

         A. The Bank and the Borrower entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 1, 1998, as amended by a First Amendment to Credit Agreement dated as of January 27,1999 and as amended by a Second Amendment to Credit Agreement dated as of June 30, 1999 (as amended, the "Credit Agreement").

         B. The Borrower desires to amend certain provisions of the Credit Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         2.1 Amended Definitions. The definitions of "Revolving Credit Commitment" and "Revolving Termination Date" contained in Section 1.1 of the Credit Agreement are deleted in their respective entireties and the following definitions are substituted in lieu thereof in the appropriate alphabetical order:

                  "Revolving Credit Commitment": The maximum unpaid principal amount of Revolving Loans which may from time to time be outstanding hereunder, being initially $3,000,000, as the same may be reduced from time to time pursuant to Section 4.3 and, as the context may require, the agreement of the Bank to make Revolving Loans to the Borrower subject to the terms and conditions of this Agreement.


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                  "Revolving Termination Date": The earliest of (a) January 30,
         2001; (b) the date on which the Revolving Loan Commitment is terminated pursuant to Section 9.2 hereof; (c) the date on which the Revolving Loan Commitment is reduced to zero pursuant to Section 4.3 hereof; or
         (d) the date on which any Revolving Loan or the Term Loan is accelerated.

         2.2 Term Loan. Sections 2.2 (a) and (d) of the Credit Agreement are deleted in their entireties and the following is substituted in lieu thereof:

                  (a) Term Loan. To make a single term loan (the "Term Loan") available to Borrower in a single advance in the principal amount of $7,369,916 made upon the consummation of the Third Amendment hereto. Payments or prepayments upon the Term Loan may not be reborrowed.

                  (d) Term Loan Procedures. Not later than 11:30 a.m. (Minneapolis time) upon the date of consummation of the Third Amendment hereto, the Borrower shall orally notify the Bank of its intention to borrow the Term Loan on that date. Such notice of borrowing shall be irrevocable and shall be deemed a representation by the Borrower that on such date and after giving effect to Term Loan the applicable conditions specified by the Bank shall be satisfied. The Term Loan shall initially be made as Reference Rate Advances. Unless the Bank determines that any applicable condition specified by the Bank has not been satisfied, the Bank will make the proceeds of the Term Loan available to the Borrower, which proceeds shall be used (a) to refinance the Borrower's existing term loan obligations to the Bank and
         (b) to refinance $3,000,000 of the Borrower's existing revolving loan obligations to the Bank.

         2.3 Use of Proceeds. Section 2.5 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  Section 2.5 Use of Loan Proceeds. The proceeds of the Term Loan shall be used (a) to refinance the Borrower's existing term loan obligations to the Bank and (b) to refinance $3,000,000 of the Borrower's existing revolving loan obligations to the Bank. The proceeds of the initial Revolving Loans shall be used for the general business purposes of the Borrower, in a manner not in conflict with any of the covenants in this Agreement.


         2.4 Repayment. Section 4.1(b) of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:


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         (b) Term Loan. The Term Loan shall be payable in installments of
         $325,000, payable on that last day of each month of each year, commencing on December 31, 1999, and a final payment equal to all outstanding principal on January 31, 2002.

         2.6 Unused Revolving Commitment. Section 8.21 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof.

         Section 8.21 [Reserved]

         2.7 New Revolving Note. Exhibit A to the Credit Agreement is hereby amended to read as set forth on Exhibit A attached to this Amendment.

         2.8 New Term Note. Exhibit B to the Credit Agreement is hereby amended to read as set forth on Exhibit B attached to this Amendment.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment, the new Revolving Note and the new Term Note, in the forms attached hereto as Exhibit A and B, respectively, each duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, the new Revolving Note and the new Term Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were previously delivered to the Bank, and (ii) identifying each officer of the Borrower authorized to execute this Amendment, the new Revolving Note and the new Term Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.


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                  3.4 Reaffirmations of Security Agreement in the forms of
         Exhibits C-1, C-2 and C-3, duly executed by the corporations indicated therein.

                  3.5 A good standing certificate for the Borrower issued as of a date acceptable to the Bank.

                  3.6 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         Section 4 [Reserved]

         Section 5. Representations, Warranties, Authority, No Adverse Claim.

         5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment.

         5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.


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         5.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Borrower's obligations under the Credit Agreement as amended by this Amendment.

         Section 6. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Bank that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrower in favor of the Bank under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.


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         Section 9. Successors. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

         Section 10. Legal Expenses. As provided in Section 10.2 of the Credit Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                    BORROWER:

                                    HEALTH RISK MANAGEMENT, INC.

                                    By:

                                    Title:


                                    BANK:

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:

                                    Title: